                                                                                EXECUTION COPY

                               MORTGAGE LOAN PURCHASE AGREEMENT

        This  is  a  Mortgage  Loan  Purchase   Agreement  (the   "Agreement")   dated  as  of
March 30, 2006 by and between GMAC Mortgage Corporation,  a Pennsylvania  corporation,  having an office at 100 Witmer Road,  Horsham,  Pennsylvania  19044 (the  "Seller")  and  Residential
Asset   Mortgage   Products,   Inc.,  a  Delaware   corporation,   and  having  an  office  at
8400 Normandale Lake Boulevard, Minneapolis, Minnesota 55437 (the "Purchaser").

        The Seller agrees to sell to the  Purchaser and the Purchaser  agrees to purchase from the Seller  certain  mortgage  loans on a  servicing-retained  basis as described  herein (the
"Mortgage Loans").  The following terms are defined as follows:

Aggregate Principal Balance
(as of the Cut-Off Date):         $372,995,323.98   (after  deduction  of  scheduled   principal
                                  payments  due on or before the  Cut-Off  Date,  whether or not collected,  but without deduction of prepayments that may have been made but not  reported  to the  Seller as of the close of business on such date).
Closing Date:                     March 30,  2006,  or such other date as may be agreed  upon by the parties hereto.
Cut-Off Date:                     March 1, 2006.
Mortgage Loan:                    A  hybrid  adjustable  rate,  fully-amortizing,   first  lien,
                                  residential  conventional  mortgage  loan having a term of not more than 30 years and secured by Mortgaged Property.
Mortgaged Property:               A  single  parcel  of real  property  on which  is  located  a
                                  detached   single-family   residence,   a  two-to-four  family
                                  dwelling, a townhouse,  an individual  condominium unit, or an
                                  individual   unit  in  a  planned  unit   development,   or  a
                                  proprietary   lease   in  a  unit  in  a   cooperatively-owned
                                  apartment  building  and  stock  in  the  related  cooperative corporation.
Pooling and Servicing
Agreement:                        The pooling and  servicing  agreement,  dated as of  March 30,
                                  2006,  among  Residential  Asset Mortgage  Products,  Inc., as company, GMAC Mortgage  Corporation,  as servicer and JPMorgan
                                  Chase Bank, N.A., as trustee (the "Trustee").
Repurchase Event:                 With  respect  to any  Mortgage  Loan as to which  the  Seller delivers an affidavit  certifying  that the original  Mortgage
                                  Note has been lost or destroyed,  a subsequent default on such
                                  Mortgage  Loan if the  enforcement  thereof or of the  related
                                  Mortgage is materially  and adversely  affected by the absence of such original Mortgage Note.

        All  capitalized  terms used but not defined  herein shall have the meanings  assigned thereto in the Pooling and  Servicing  Agreement.  The parties  intend hereby to set forth the terms  and  conditions  upon  which  the  proposed  transactions  will  be  effected  and,  in consideration of the premises and the mutual agreements set forth herein, agree as follows:

SECTION 1.     Agreement to Sell and Purchase  Mortgage  Loans.  The Seller  agrees to sell to the Purchaser and the Purchaser  agrees to purchase  from the Seller  certain  Mortgage  Loans having an aggregate amount equal to the Aggregate Principal Balance as of the Cut-Off Date.

SECTION 2.     Mortgage  Loan  Schedule.  The Seller has provided to the  Purchaser a schedule setting  forth all of the  Mortgage  Loans to be  purchased  on the  Closing  Date  under this
Agreement, which shall be attached hereto as  Schedule I (the "Mortgage Loan Schedule").

SECTION 3.     Purchase Price of Mortgage  Loans.  The purchase  price (the "Purchase  Price")
to be paid  to the  Seller  by the  Purchaser  for  the  Mortgage  Loans  shall  be the sum of
(i) [REDACTED]  and (ii) a  0.01%  Percentage  Interest in the Class R  Certificates  issued pursuant  to the Pooling and  Servicing  Agreement.  The cash  portion of the  purchase  price shall be paid by wire  transfer of  immediately  available  funds on the  Closing  Date to the account specified by the Seller.

        The Purchaser and Seller intend that the  conveyance by the Seller to the Purchaser of all its right,  title and interest in and to the  Mortgage  Loans  pursuant to this  Agreement shall be, and be construed  as, a sale of the Mortgage  Loans by the Seller to the  Purchaser.
It is,  further,  not  intended  that such  conveyance  be deemed to be a grant of a  security interest  in the  Mortgage  Loans by the  Seller  to the  Purchaser  to secure a debt or other obligation  of the  Seller.  However,  in the  event  that the  Mortgage  Loans are held to be property of the  Seller,  or if for any reason  this  Agreement  is held or deemed to create a security  interest in the Mortgage  Loans,  then it is intended that (a) this Agreement  shall be and hereby is a security  agreement  within the meaning of  Articles 9 of the  Pennsylvania
Uniform  Commercial  Code, the Delaware  Uniform  Commercial  Code and the Uniform  Commercial
Code of any other applicable  jurisdiction;  (b) the  conveyance  provided for in this Section shall be deemed to be, and hereby  is, a grant by the  Seller to the  Purchaser  of a security interest in all of the  Seller's  right,  title and  interest,  whether now owned or hereafter acquired,  in and to the  following:  (A) the  Mortgage  Loans,  including (i) with respect to
each  Cooperative  Loan,  the  related  Mortgage  Note,  Security  Agreement,   Assignment  of
Proprietary  Lease,  Cooperative Stock Certificate,  Cooperative  Lease,  (ii) with respect to each Mortgage Loan other than a Cooperative  Loan, the related  Mortgage Note and Mortgage and
(iii) any  insurance  policies and all other  documents in the related  Mortgage File, (B) all amounts payable  pursuant to the Mortgage Loans in accordance with the terms thereof,  (C) all
proceeds  of  the  conversion,   voluntary  or  involuntary,   of  the  foregoing  into  cash,
instruments,  securities or other property,  (D) all accounts,  general  intangibles,  chattel
paper,   instruments,   documents,   money,  deposit  accounts,   goods,  letters  of  credit,
letter-of-credit  rights,  oil, gas, and other minerals,  and investment  property  consisting of,  arising from or relating to any of the foregoing  and (E) all proceeds of the  foregoing;
(c) the  possession by the Trustee,  the Custodian or any other agent of the Trustee of any of the  foregoing  shall be deemed to be  possession  by the secured  party,  or  possession by a purchaser  or a person  holding  for the  benefit  of such  secured  party,  for  purposes  of perfecting the security  interest  pursuant to the Pennsylvania  Uniform  Commercial Code, the
Delaware  Uniform  Commercial  Code and the Uniform  Commercial  Code of any other  applicable jurisdiction  (including,  without limitation,  Sections 9-313 and 9-314 of each thereof); and
(d)  notifications  to  persons  holding  such  property,  and  acknowledgments,  receipts  or confirmations  from  persons  holding  such  property,  shall be deemed  notifications  to, or acknowledgments,  receipts  or  confirmations  from,  securities  intermediaries,  bailees  or agents of, or persons  holding for, the Trustee (as  applicable) for the purpose of perfecting such  security  interest  under  applicable  law. The Seller shall,  to the extent  consistent with this  Agreement,  take such  reasonable  actions as may be necessary  to ensure that,  if this  Agreement  were  determined to create a security  interest in the Mortgage Loans and the other property  described above,  such security interest would be determined to be a perfected security  interest of first  priority  under  applicable  law and will be  maintained  as such throughout  the term of this  Agreement.  Without  limiting the  generality of the  foregoing, the Seller  shall  prepare  and  deliver to the  Purchaser  not less than 15 days prior to any filing date, and the Purchaser  shall file, or shall cause to be filed,  at the expense of the
Seller,  all  filings  necessary  to  maintain  the  effectiveness  of  any  original  filings necessary under the Uniform  Commercial  Code as in effect in any  jurisdiction to perfect the
Purchaser's   security  interest  in  the  Mortgage  Loans,   including   without   limitation
(x) continuation  statements,  and (y) such other  statements  as may be occasioned by (1) any change of name of the  Seller or the  Purchaser,  (2) any  change of type or  jurisdiction  of organization  of the  Seller,  or (3)  any  transfer  of any  interest  of the  Seller  in any
Mortgage Loan.

        Notwithstanding  the  foregoing,  (i) the Seller in its  capacity  as  Servicer  shall retain all servicing  rights  (including,  without  limitation,  primary  servicing and master servicing)  relating  to or  arising  out of the  Mortgage  Loans,  and all  rights to receive servicing fees,  servicing  income and other payments made as compensation  for such servicing granted to it under the Pooling and Servicing  Agreement  pursuant to the terms and conditions set forth therein  (collectively,  the "Servicing  Rights") and (ii) the Servicing  Rights are
not included in the  collateral  in which the Seller  grants a security  interest  pursuant to the immediately preceding paragraph.

SECTION 4.     Record  Title and  Possession  of  Mortgage  Files.  The Seller  hereby  sells, transfers,  assigns, sets over and conveys to the Purchaser,  without recourse, but subject to the terms of this Agreement and the Seller hereby  acknowledges  that the  Purchaser,  subject to the terms of this  Agreement,  shall have all the right,  title and  interest of the Seller in and to the  Mortgage  Loans.  From  the  Closing  Date,  but as of the  Cut-off  Date,  the
ownership of each Mortgage Loan,  including the Mortgage  Note, the Mortgage,  the contents of the  related  Mortgage  File  and all  rights,  benefits,  proceeds  and  obligations  arising therefrom or in connection  therewith,  has been vested in the  Purchaser.  All rights arising out of the  Mortgage  Loans  including,  but not  limited  to,  all  funds  received  on or in connection  with the Mortgage  Loans and all records or documents with respect to the Mortgage
Loans  prepared by or which come into the  possession of the Seller shall be received and held by the  Seller  in trust  for the  exclusive  benefit  of the  Purchaser  as the  owner of the
Mortgage  Loans.  On and after the Closing Date, any portion of the related  Mortgage Files or servicing files related to the Mortgage Loans (the "Servicing  Files") in Seller's  possession shall be held by Seller in a custodial  capacity  only for the benefit of the  Purchaser.  The
Seller shall  release its custody of any contents of the related  Mortgage  Files or Servicing
Files only in  accordance  with  written  instructions  of the  Purchaser  or the  Purchaser's designee.

SECTION 5.     Books and Records.  The sale of each  Mortgage  Loan has been  reflected on the
Seller's  balance  sheet and other  financial  statements  as a sale of assets by the  Seller.
The Seller shall be responsible for maintaining,  and shall maintain,  a complete set of books and records for the Mortgage  Loans which shall be  appropriately  identified  in the Seller's computer system to clearly reflect the ownership of the Mortgage Loans by the Purchaser.

SECTION 6.     Delivery of Mortgage Notes.

(a)     On or prior to the Closing  Date,  the Seller  shall  deliver to the  Purchaser or the
Custodian,  as directed by the Purchaser,  the original  Mortgage  Note,  with respect to each
Mortgage Loan so assigned,  endorsed  without recourse in blank, or in the name of the Trustee as trustee,  and signed by an authorized  officer (which  endorsement  shall contain either an original  signature or a facsimile  signature of an authorized  officer of the Seller,  and if in the form of an  allonge,  the  allonge  shall be stapled to the  Mortgage  Note),  with all intervening  endorsements  showing  a  complete  chain of title  from  the  originator  to the
Seller.  If the Mortgage Loan was acquired by the endorser in a merger,  the endorsement  must be by  "____________,  successor by merger to [name of  predecessor]".  If the  Mortgage  Loan was acquired or  originated by the endorser  while doing  business  under  another  name,  the endorsement  must be by  "____________  formerly  known as  [previous  name]." The delivery of each Mortgage Note to the Purchaser or the Custodian is at the expense of the Seller.

               In lieu of  delivering  the Mortgage Note  relating to any Mortgage  Loan,  the
Seller may deliver or cause to be  delivered  a lost note  affidavit  from the Seller  stating that the original Mortgage Note was lost,  misplaced or destroyed,  and, if available,  a copy of each original Mortgage Note;  provided,  however,  that in the case of Mortgage Loans which have been  prepaid in full after the Cut-off Date and prior to the Closing  Date,  the Seller, in lieu of delivering the above  documents,  may deliver to the Purchaser a  certification  to such  effect and shall  deposit  all  amounts  paid in respect  of such  Mortgage  Loan in the
Payment Account on the Closing Date.

(b)     If any Mortgage  Note is not  delivered to the Purchaser (or the Custodian as directed by the  Purchaser)  or the  Purchaser  discovers  any defect with  respect to a Mortgage  Note which  materially  and  adversely  affects  the  interests  of the  Certificateholders  in the related  Mortgage Loan, the Purchaser shall give prompt written  specification  of such defect or omission to the Seller,  and the Seller  shall cure such defect or omission in all material respects or repurchase such Mortgage Loan or substitute a Qualified  Substitute  Mortgage Loan in the manner set forth in Section 7.03. It is  understood  and agreed that the  obligation of the Seller to cure a material  defect in, or substitute  for, or purchase any Mortgage Loan as to which a material  defect in, or omission of, a Mortgage Note exists,  shall  constitute the sole  remedy  respecting  such  material  defect  or  omission  available  to  the  Purchaser,
Certificateholders or the Trustee on behalf of Certificateholders.

(c)     All  other  documents  contained  in the  Mortgage  File  and any  original  documents relating  to the  Mortgage  Loans not  contained  in the  Mortgage  File or  delivered  to the
Purchaser, are and shall be retained by the Servicer in trust as agent for the Purchaser.

               In the event  that in  connection  with any  Mortgage  Loan:  (a) the  original recorded  Mortgage  (or  evidence of  submission  to the  recording  office),  (b) all interim recorded assignments,  (c) the original recorded modification  agreement,  if required, or (d)
evidence  of title  insurance  (together  with all  riders  thereto,  if any)  satisfying  the requirements  of clause  (I)(ii),  (iv),  (vi) or (vii) of the  definition  of Mortgage  File, respectively,  is not in the  possession of the Servicer  concurrently  with the execution and delivery  hereof  because  such  document  or  documents  have  not  been  returned  from  the applicable  public  recording  office,  or, in the case of each  such  interim  assignment  or
modification   agreement,   because  the  related  Mortgage  has  not  been  returned  by  the appropriate  recording office,  in the case of clause (I)(ii),  (iv) or (vi) of the definition of Mortgage  File, or because the evidence of title  insurance  has not been  delivered to the
Seller by the title  insurer in the case of clause  (I)(vii)  of the  definition  of  Mortgage
File,  the Servicer shall use its best efforts to obtain,  (A) in the case of clause  (I)(ii),
(iv) or (vi) of the  definition  of  Mortgage  File,  such  original  Mortgage,  such  interim assignment,  or such  modification  agreement,  with evidence of recording  indicated  thereon upon receipt  thereof from the public  recording  office,  or a copy  thereof,  certified,  if appropriate,  by the relevant  recording  office, or (B) in the case of clause (I)(vii) of the definition of Mortgage File, evidence of title insurance.

(d)     If any of the documents held by the Servicer  pursuant to clause (c) above are missing or  defective  in any  other  respect  and such  missing  document  or defect  materially  and adversely  affects the interests of the  Certificateholders  in the related Mortgage Loan, the
Seller shall cure or  repurchase  such  Mortgage  Loan or  substitute  a Qualified  Substitute
Mortgage Loan in the manner set forth in Section  7.03.  It is understood  and agreed that the obligation  of the Seller to cure a material  defect in, or  substitute  for, or purchase  any
Mortgage Loan as to which a material defect in or omission of a constituent  document  exists, shall  constitute the sole remedy  respecting  such material  defect or omission  available to the Purchaser, Certificateholders or the Trustee on behalf of Certificateholders.

(e)     If any  assignment  is lost or  returned  unrecorded  to the  Servicer  because of any defect therein,  the Seller shall prepare a substitute  assignment or cure such defect, as the case may be, and the Servicer  shall cause such  assignment to be recorded in accordance  with this Section.

SECTION 7.     Representations and Warranties.

SECTION 7.01.  Representations  and Warranties of Seller. The Seller represents,  warrants and covenants  to the  Purchaser  that as of the  Closing  Date or as of  such  date  specifically provided herein:

               (a)    The Seller is a  corporation  duly  organized,  validly  existing and in good  standing  under  the  laws  of the  Commonwealth  of  Pennsylvania  and is or will be in compliance  with the laws of each  state in which any  Mortgaged  Property  is  located to the extent necessary to ensure the enforceability of each Mortgage Loan;

               (b)    The Seller has the power and  authority  to make,  execute,  deliver and perform its obligations  under this Agreement and all of the transactions  contemplated  under this  Agreement,  and has taken all necessary  corporate  action to authorize  the  execution, delivery and  performance of this  Agreement;  this Agreement  constitutes a legal,  valid and binding  obligation  of the  Seller,  enforceable  against the Seller in  accordance  with its terms,  except  as  enforceability  may  be  limited  by  applicable  bankruptcy,  insolvency, reorganization,  moratorium  or other  similar laws now or hereafter in effect  affecting  the enforcement of creditors' rights in general and except as such  enforceability  may be limited by general  principles of equity  (whether  considered in a proceeding at law or in equity) or by public policy with respect to indemnification under applicable securities laws;

               (c)    The  execution  and  delivery  of this  Agreement  by the Seller and its performance  and  compliance  with the terms of this  Agreement  will not violate the Seller's
Certificate of  Incorporation  or Bylaws or constitute a material  default (or an event which, with notice or lapse of time, or both, would  constitute a material  default) under, or result in the material breach of, any material  contract,  agreement or other instrument to which the
Seller is a party or which may be applicable to the Seller or any of its assets;

               (d)    No  litigation  before  any  court,  tribunal  or  governmental  body is currently  pending,  nor to the knowledge of the Seller is threatened  against the Seller, nor is  there  any  such  litigation  currently  pending,  nor to  the  knowledge  of  the  Seller threatened  against  the Seller  with  respect to this  Agreement  that in the  opinion of the
Seller  has a  reasonable  likelihood  of  resulting  in a  material  adverse  effect  on  the transactions contemplated by this Agreement;

               (e)    No  consent,   approval,   authorization   or  order  of  any  court  or
governmental  agency or body is required for the  execution,  delivery and  performance by the
Seller of or compliance by the Seller with this  Agreement,  the sale of the Mortgage Loans or the  consummation  of the  transactions  contemplated  by this Agreement  except for consents, approvals, authorizations and orders which have been obtained;

               (f)    The consummation of the  transactions  contemplated by this Agreement is in  the  ordinary  course  of  business  of the  Seller,  and  the  transfer,  assignment  and conveyance  of the Mortgage  Notes and the  Mortgages  relating to the  Mortgage  Loans by the
Seller  pursuant to this  Agreement are not subject to bulk transfer or any similar  statutory provisions in effect in any applicable jurisdiction;

               (g)    The  Seller  did not  select  such  Mortgage  Loans in a manner  that it reasonably  believed  was adverse to the  interests  of the  Purchaser  based on the  Seller's portfolio of conventional non-conforming Mortgage Loans;

               (h)    The Seller will treat the sale of the  Mortgage  Loans to the  Purchaser as a sale for reporting and accounting  purposes and, to the extent  appropriate,  for federal income tax purposes;

               (i)    The Seller is an approved  seller/servicer of residential mortgage loans for Fannie Mae and  Freddie  Mac.  The Seller is in good  standing to sell  mortgage  loans to and service  mortgage  loans for Fannie Mae and Freddie  Mac and no event has  occurred  which would make the Seller unable to comply with  eligibility  requirements  or which would require notification to either Fannie Mae or Freddie Mac; and

               (j)    No  written  statement,  report  or other  document  furnished  or to be furnished  pursuant to the Agreement  contains or will contain any  statement  that is or will be inaccurate or misleading in any material respect.

SECTION 7.02.  Representations  and  Warranties as to Individual  Mortgage  Loans.  The Seller
hereby  represents  and  warrants  to the  Purchaser,  as to each  Mortgage  Loan  (except  as otherwise specified below), as of the Closing Date, as follows:

               (a)    The  information  set  forth  in the  Mortgage  Loan  Schedule  is true, complete and correct in all material respects as of the Cut-Off Date;

               (b)    The original  mortgage,  deed of trust or other evidence of indebtedness
(the  "Mortgage")  creates a first lien on an estate in fee simple or a leasehold  interest in real  property  securing  the related  Mortgage  Note,  free and clear of all adverse  claims, liens and  encumbrances  having  priority over the first lien of the Mortgage  subject only to
(1) the lien of  non-delinquent  current real property taxes and  assessments  not yet due and payable,  (2)  covenants,  conditions  and  restrictions,  rights of way,  easements and other matters  of  public  record  as of the date of  recording  which are  acceptable  to  mortgage lending  institutions  generally,  and (3) other matters to which like properties are commonly subject which do not  materially  interfere  with the benefits of the security  intended to be provided  by the  Mortgage  or the use,  enjoyment,  value  or  marketability  of the  related
Mortgaged Property;

               (c)    The Mortgage  Loan has not been  delinquent  thirty (30) days or more at any time  during the twelve (12) month  period  prior to the  Cut-off  Date for such  Mortgage
Loan.  As of the Cut-Off  Date,  the Mortgage  Loan is not  delinquent in payment more than 30 days and has not been  dishonored;  there are no  defaults  under  the  terms of the  Mortgage
Loan; and the Seller has not advanced funds, or induced,  solicited or knowingly  received any advance of funds from a party other than the owner of the  Mortgaged  Property  subject to the
Mortgage,  directly  or  indirectly,  for the payment of any amount  required by the  Mortgage
Loan;

               (d)    There are no delinquent  taxes which are due and payable,  ground rents, assessments or other outstanding charges affecting the related Mortgaged Property;

               (e)    The  Mortgage  Note and the  Mortgage  have not been  impaired,  waived, altered or modified in any respect,  except by written  instruments  which have been  recorded to the extent any such  recordation  is required by applicable  law or is necessary to protect the  interests of the  Purchaser,  and which have been  approved by the title  insurer and the primary  mortgage  insurer,  as  applicable,  and  copies  of which  written  instruments  are included in the Mortgage  File.  No other  instrument of waiver,  alteration  or  modification has been  executed,  and no  Mortgagor  has been  released  by the  Seller,  or to the best of
Seller's  knowledge,  by any other person,  in whole or in part, from the terms thereof except in  connection  with  an  assumption  agreement,  which  assumption  agreement  is part of the
Mortgage File and the terms of which are reflected on the Mortgage Loan Schedule;

               (f)    The  Mortgage  Note and the  Mortgage  are not  subject  to any right of rescission,  set-off,  counterclaim or defense,  including the defense of usury,  nor will the operation of any of the terms of the Mortgage  Note and the  Mortgage,  or the exercise of any right  thereunder,  render the Mortgage Note or Mortgage  unenforceable,  in whole or in part, or subject  to any right of  rescission,  set-off,  counterclaim  or  defense,  including  the defense of usury, and no such right of rescission,  set-off,  counterclaim or defense has been asserted with respect thereto;

               (g)    All  buildings  upon the  Mortgaged  Property are insured by a generally acceptable  insurer  pursuant to standard  hazard policies  conforming to the  requirements of
Fannie Mae and Freddie Mac. All such  standard  hazard  policies are in effect and on the date of origination  contained a standard  mortgagee clause naming the Seller and its successors in interest  as loss  payee and such  clause is still in effect.  If the  Mortgaged  Property  is located in an area  identified by the Federal  Emergency  Management  Agency as having special flood hazards under the Flood  Disaster  Protection  Act of 1973, as amended,  such  Mortgaged
Property  is covered by flood  insurance  by a generally  acceptable  insurer in an amount not less than the  requirements  of  Fannie  Mae and  Freddie  Mac.  The  Mortgage  obligates  the
Mortgagor  thereunder to maintain all such insurance at the Mortgagor's cost and expense,  and on the  Mortgagor's  failure to do so,  authorizes the holder of the Mortgage to maintain such insurance at the  Mortgagor's  cost and expense and to seek  reimbursement  therefor  from the
Mortgagor;

               (h)    Each  Mortgage  Loan as of the time of its  origination  complied in all material  respects  with all  applicable  local,  state and federal laws,  including,  but not limited to, all applicable predatory lending laws;

               (i)    The Mortgage has not been satisfied,  canceled or subordinated, in whole or in part,  or rescinded,  and the Mortgaged  Property has not been released from the lien of the Mortgage,  in whole or in part nor has any instrument  been executed that would effect any such satisfaction, release, cancellation, subordination or rescission;

               (j)    The Mortgage Note and the related  Mortgage are original and genuine and each is the legal,  valid and binding  obligation  of the maker  thereof,  enforceable  in all respects in accordance  with its terms  subject to  bankruptcy,  insolvency  and other laws of general  application  affecting the rights of creditors.  All parties to the Mortgage Note and the  Mortgage  had the legal  capacity  to enter into the  Mortgage  Loan and to  execute  and deliver the  Mortgage  Note and the  Mortgage.  The Mortgage  Note and the Mortgage  have been duly and  properly  executed by such  parties.  The  proceeds of the  Mortgage  Note have been fully disbursed and there is no requirement for future advances thereunder;

               (k)    With  respect  to each  Mortgage  Loan,  (A)  immediately  prior  to the transfer  and  assignment  to the  Purchaser,  the  Mortgage  Note and the  Mortgage  were not subject  to an  assignment  or  pledge,  except  for any  assignment  or pledge  that had been satisfied  and  released,  (B) the  Seller had good and  marketable  title to and was the sole owner  thereof and (C) the Seller had full right to  transfer  and sell the  Mortgage  Loan to the Purchaser  free and clear of any  encumbrance,  equity,  lien,  pledge,  charge,  claim or security interest;

               (l)    The Mortgage Loan is covered by an ALTA lender's title insurance  policy or other generally  acceptable form of policy of insurance,  with all necessary  endorsements, issued by a title  insurer  qualified to do business in the  jurisdiction  where the Mortgaged
Property is located,  insuring  (subject to the  exceptions  contained  in clause (b) (1), (2)
and (3) above) the Seller,  its successors  and assigns,  as to the first priority lien of the
Mortgage in the original  principal  amount of the Mortgage Loan. Such title insurance  policy affirmatively  insures ingress and egress and against  encroachments  by or upon the Mortgaged
Property  or any  interest  therein.  The Seller is the sole  insured of such  lender's  title insurance  policy,  such title  insurance  policy has been duly and  validly  endorsed  to the
Purchaser  or the  assignment  to the  Purchaser  of the  Seller's  interest  therein does not require  the consent of or  notification  to the insurer  and such  lender's  title  insurance policy  is in  full  force  and  effect  and  will  be in  full  force  and  effect  upon  the consummation of the  transactions  contemplated  by this  Agreement.  No claims have been made under such lender's title insurance  policy,  and no prior holder of the related  Mortgage has done,  by act or omission,  anything  which would impair the coverage of such  lender's  title insurance policy;

               (m)    To the Seller's  knowledge,  there is no default,  breach,  violation or event of  acceleration  existing under the Mortgage or the related  Mortgage Note and no event which,  with the  passage  of time or with  notice  and the  expiration  of any  grace or cure period, would constitute a default, breach,  violation or event permitting  acceleration;  and neither  the Seller nor any prior  mortgagee  has waived any  default,  breach,  violation  or event permitting acceleration;

               (n)    To the Seller's knowledge,  there are no mechanics,  or similar liens or claims  which have been filed for work,  labor or material  affecting  the  related  Mortgaged
Property which are or may be liens prior to or equal to the lien of the related Mortgage;

               (o)    To the  Seller's  knowledge,  all  improvements  lie  wholly  within the boundaries  and building  restriction  lines of the  Mortgaged  Property  (and wholly with the project with  respect to a  condominium  unit) and no  improvements  on  adjoining  properties encroach  upon the  Mortgaged  Property  except  those which are insured  against by the title insurance  policy referred to in clause (l) above and all  improvements on the property comply with all applicable zoning and subdivision laws and ordinances;

               (p)    The   Mortgage   Loan   constitutes   a   "qualified   mortgage"   under
Section 860G(a)(3)(A)  of the Code and Treasury Regulation Section  1.860G-2(a)(1),  (2), (4),
(5),  (6),  (7)  and  (9),  without   reliance  on  the  provisions  of  Treasury   Regulation
Section 1.860G-2(a)(3)  or Treasury  Regulation  Section 1.860G 2(f)(2) or any other provision that would allow a Mortgage Loan to be treated as a "qualified  mortgage"  notwithstanding its failure  to  meet  the  requirements  of  Section  860G(a)(3)(A)  of  the  Code  and  Treasury
Regulation Section 1.860G-2(a)(1), (2), (4), (5), (6), (7) and (9);

               (q)    The Mortgage Loan complies in all material  respects with all the terms, conditions and  requirements of the Seller's  underwriting  standards in effect at the time of origination  of such Mortgage  Loan.  The Mortgage  Notes and Mortgages are on uniform  Fannie
Mae/Freddie Mac instruments or are on forms acceptable to Fannie Mae or Freddie Mac;

               (r)    The Mortgage Loan contains the usual and  enforceable  provisions of the originator  at the time of  origination  for the  acceleration  of the  payment  of the unpaid principal  amount if the related  Mortgaged  Property is sold without the prior consent of the mortgagee  thereunder.  The  Mortgage  Loan has an original  term to maturity of not more than
30  years,  with  interest  payable  in  arrears  on the first  day of each  month.  Except as otherwise  set forth on the Mortgage Loan  Schedule,  the Mortgage Loan does not contain terms or provisions  which would result in negative  amortization  nor contain  "graduated  payment"
features or "buydown" features;

               (s)    To the Seller's knowledge,  the Mortgaged Property at origination of the
Mortgage  Loan was and  currently is free of damage and waste and, to the Seller's  knowledge, at origination of the Mortgage Loan there was, and there  currently is, no proceeding  pending for the total or partial condemnation thereof;

               (t)    The related Mortgage contains  enforceable  provisions such as to render the rights and  remedies  of the holder  thereof  adequate  for the  realization  against  the
Mortgaged  Property of the benefits of the security  provided thereby,  including,  (1) in the case of a Mortgage  designated  as a deed of trust,  by trustee's  sale,  and (2) otherwise by judicial  foreclosure.  To the Seller's  knowledge,  there is no homestead or other  exemption available  to the  Mortgagor  which  would  interfere  with the  right  to sell the  Mortgaged
Property at a trustee's sale or the right to foreclose the Mortgage;

               (u)    If the Mortgage  constitutes a deed of trust, a trustee,  duly qualified if required under  applicable  law to act as such, has been properly  designated and currently so serves and is named in the  Mortgage,  and no fees or expenses  are or will become  payable by the  Purchaser  to the  trustee  under  the deed of  trust,  except  in  connection  with a trustees sale or attempted sale after default by the Mortgagor;

               (v)    If  required by the  applicable  processing  style,  the  Mortgage  File contains an appraisal  of the related  Mortgaged  Property  made and signed prior to the final approval of the mortgage  loan  application  by an appraiser  that is acceptable to Fannie Mae or Freddie  Mac and  approved  by the  Seller.  The  appraisal,  if  applicable,  is in a form generally acceptable to Fannie Mae or Freddie Mac;

               (w)    To the Seller's knowledge,  each of the Mortgaged Properties consists of a single parcel of real property with a detached  single-family  residence erected thereon, or
a  two-  to  four-family  dwelling,  a  townhouse,   an  individual   condominium  unit  in  a
condominium  project,  an individual unit in a planned unit development or a proprietary lease on a  cooperatively  owned  apartment and stock in the related  cooperative  corporation.  Any condominium  unit or planned unit  development  either conforms with applicable  Fannie Mae or
Freddie Mac  requirements  regarding such dwellings or is covered by a waiver  confirming that such  condominium  unit or planned unit development is acceptable to Fannie Mae or Freddie Mac or is otherwise  "warrantable"  with respect  thereto.  No such  residence is a mobile home or manufactured dwelling;

               (x)    The ratio of the original  outstanding  principal amount of the Mortgage
Loan to the  lesser  of the  appraised  value  (or  stated  value  if an  appraisal  was not a requirement of the applicable  processing  style) of the Mortgaged  Property at origination or the purchase price of the Mortgaged  Property securing each Mortgage Loan (the  "Loan-to-Value
Ratio") is not in excess of 95.00%.  The original  Loan-to-Value  Ratio of each  Mortgage Loan either was not more than 80.00% or the excess  over  80.00% is insured as to payment  defaults by a primary mortgage  insurance  policy issued by a primary  mortgage  insurer  acceptable to
Fannie Mae and Freddie Mac;

               (y)    The  Seller is  either,  and each  Mortgage  Loan was  originated  by, a savings and loan association,  savings bank, commercial bank, credit union,  insurance company or similar  institution  which is supervised and examined by a federal or State authority,  or by a  mortgagee  approved  by the  Secretary  of Housing  and Urban  Development  pursuant  to
Section 203 and 211 of the National Housing Act;

               (z)    The  origination,  collection  and servicing  practices  with respect to each  Mortgage Note and Mortgage have been in all material  respects  legal,  normal and usual in the Seller's general  mortgage  servicing  activities.  With respect to escrow deposits and payments that the Seller  collects,  all such payments are in the  possession of, or under the control of, the Seller,  and there exist no  deficiencies  in  connection  therewith for which customary  arrangements  for  repayment  thereof  have not been made.  No escrow  deposits  or other  charges  or  payments  due under the  Mortgage  Note  have been  capitalized  under any
Mortgage or the related Mortgage Note;

               (aa)   No fraud or  misrepresentation  of a material  fact with  respect to the origination of a Mortgage Loan has taken place on the part of the Seller;

               (bb)   If any of the Mortgage Loans are secured by a leasehold  interest,  with respect  to  each  leasehold  interest:  residential  property  in  such  area  consisting  of leasehold  estates  is  readily  marketable;  the lease is  recorded  and is in full force and effect and is not subject to any prior lien or  encumbrance  by which the  leasehold  could be terminated or subject to any charge or penalty;  and the remaining  term of the lease does not terminate less than ten years after the maturity date of such Mortgage Loan;

               (cc)   None of the Mortgage  Loans are subject to the Home Ownership and Equity
Protection Act of 1994 ("HOEPA");

               (dd)   No  Mortgage  Loan  is a  "High  Cost  Loan"  or a  "Covered  Loan,"  as
applicable  (as such terms are defined in the then current  Standard & Poor's LEVELS  Glossary which is now Version 5.6c Revised, Appendix E);

               (ee)   No  Mortgage  Loan  originated  on or  after  October  1,  2002  through
March 6, 2003 is governed by the Georgia Fair Lending Act; and

               (ff)   No mortgage loan is a high cost loan under the predatory  lending law of any jurisdiction in which a mortgaged property is located.

SECTION 7.03.  Repurchase.   It  is  understood  and  agreed  that  the   representations  and
warranties  set forth in Sections 7.01 and 7.02 shall  survive the sale of the Mortgage  Loans to the Purchaser and delivery of the related  Mortgage Loan  documents to the Purchaser or its designees and shall inure to the benefit of the  Purchaser,  notwithstanding  any  restrictive or qualified  endorsement  on any Mortgage Note or  Assignment of Mortgage or the  examination of any Mortgage  File.  Upon  discovery  by either the Seller or the  Purchaser of a breach of representations  and  warranties  made by the Seller,  or upon the  occurrence of a Repurchase
Event,  in either case which  materially and adversely  affects  interests of the Purchaser or its assignee in any Mortgage  Loan,  the party  discovering  such breach or  occurrence  shall give  prompt  written  notice  to  each  of  the  other  parties.  If  the  substance  of  any representation  or warranty has been  breached,  the  repurchase  obligation  set forth in the provisions  of this  Section 7.03  shall apply  notwithstanding  any  qualification  as to the knowledge  of the  Seller.  Following  discovery  or receipt of notice of any such breach of a representation  or warranty made by the Seller or the  occurrence of a Repurchase  Event,  the
Seller  shall  either (i) cure such breach in all  material  respects  within 90 days from the date the Seller was  notified  of such breach or  (ii) repurchase  such  Mortgage  Loan at the related  Purchase  Price  within 90 days from the date the Seller was notified of such breach;
provided,  however,  that  the  Seller  shall  have  the  option  to  substitute  a  Qualified
Substitute  Mortgage Loan or Loans for such Mortgage Loan if such  substitution  occurs within two years  following the Closing Date;  and provided  further that if the breach or occurrence would cause the Mortgage  Loan to be other than a  "qualified  mortgage" as defined in Section
860G(a)(3) of the Code, any such cure,  repurchase or  substitution  must occur within 90 days from the  earlier  of the date the  breach  was  discovered  or  receipt of notice of any such breach.  In the event that any such breach shall  involve any  representation  or warranty set forth in Section  7.01 or those  relating to the  Mortgage  Loans or a portion  thereof in the aggregate,  and such  breach  cannot be cured  within  ninety  days of the  earlier  of either discovery  by or notice to the Seller of such  breach,  all  Mortgage  Loans  affected  by the breach shall,  at the option of the  Purchaser,  be  repurchased by the Seller at the Purchase
Price or substituted  for in accordance  with this Section 7.03.  Notwithstanding  anything to the  contrary  herein,  upon  discovery  by  either  Seller or GMACM or upon  notice  from the
Purchaser,  GMACM, the Servicer, the Trustee or the Custodian,  as applicable,  of a breach of a Seller's  representations  or warranties in paragraph  (s), but only in so far as it relates to damage  caused by Hurricane  Katrina,  Hurricane  Rita and  Hurricane  Wilma,  all of which struck the southeast  portion of the United  States in August,  September and October of 2005,
the  Seller,  shall,  notwithstanding  the  Seller's  lack of  knowledge  with  respect to the substance  of such  representation  and  warranty,  within 90 days  after the  earlier  of its discovery or receipt of notice thereof,  either (i) cure such breach in all material  respects or (ii)(A)  repurchase  such Mortgage Loan from the Trust Fund at the Purchase  Price,  or (B)
substitute  one or more  Qualified  Substitute  Loans for such Mortgage  Loan, in each case in the  manner  and  subject  to the  conditions  set  forth  below.  If  the  Seller  elects  to substitute  a  Qualified  Substitute  Mortgage  Loan or  Loans  for a  Deleted  Mortgage  Loan
pursuant to this Section  7.03,  the Seller  shall  deliver to the  Custodian  with respect to such  Qualified  Substitute  Mortgage  Loan or Loans,  the original  Mortgage Note endorsed as required  by Section 6, and the Seller  shall  deliver to the  Servicer  with  respect to such
Qualified  Substitute  Mortgage  Loan,  the  Mortgage,   an  Assignment  of  the  Mortgage  in
recordable  form if required  pursuant to Section 6, and such other  documents and  agreements as are  required to be held by the  Servicer  pursuant to Section 6. No  substitution  will be made in any  calendar  month after the  Determination  Date for such month.  Monthly  Payments due with respect to Qualified  Substitute  Mortgage Loans in the month of  substitution  shall not be part of the  Trust  Fund and will be  retained  by the  Servicer  and  remitted  by the
Servicer  to  the  Seller  on  the  next  succeeding  Distribution  Date.  For  the  month  of substitution,  distributions  to the  Certificateholders  will include the Monthly Payment due on a Deleted  Mortgage  Loan for such month and  thereafter  the Seller  shall be  entitled to
retain  all  amounts   received  in  respect  of  such  Deleted   Mortgage  Loan.   Upon  such
substitution,  the Qualified  Substitute  Mortgage Loan or Loans shall be subject to the terms of this  Agreement  in all  respects,  and the  Seller  shall  be  deemed  to  have  made  the representations  and  warranties  contained in this  Agreement  with respect to the  Qualified
Substitute  Mortgage Loan or Loans and that such Mortgage Loans so  substituted  are Qualified
Substitute  Mortgage  Loans as of the date of  substitution.  In furtherance of the foregoing, if the Seller  repurchases  or  substitutes  a Mortgage Loan and is no longer a member of MERS and the Mortgage is  registered  on the MERS(R)System,  the  Purchaser,  at the expense of the
Seller and  without  any right of  reimbursement,  shall  cause MERS to execute and deliver an assignment  of the  Mortgage in  recordable  form to transfer  the  Mortgage  from MERS to the
Seller and shall cause such  Mortgage to be removed from  registration  on the MERS(R)System in accordance with MERS' rules and regulations.

        In the  event of a  repurchase  by the  Seller  pursuant  to this  Section  7.03,  the
Purchaser  shall (i)  forward  or cause to be  forwarded  the  Mortgage  File for the  related
Mortgage Loan to the Seller,  which shall include the Mortgage Note endorsed  without recourse to the  Seller  or its  designee,  (ii)  cause the  Servicer  to  release  to the  Seller  any remaining  documents in the related  Mortgage File which are held by the  Servicer,  and (iii)
an assignment  in favor of the Seller or its designee of the Mortgage in  recordable  form and acceptable  to the Seller in form and  substance and such other  documents or  instruments  of transfer or  assignment as may be necessary to vest in the Seller or its  respective  designee title to any such  Mortgage  Loan (or with  respect to any  Mortgage  registered  on the MERS(R)
System,  if the Seller is still a member of MERS,  the Purchaser  shall cause MERS to show the
Seller as the owner of record).  The  Purchaser  shall cause the related  Mortgage  File to be forwarded to Seller  immediately  after receipt of the related Purchase Price by wire transfer of immediately available funds to an account specified by the Purchaser.

        It is understood  and agreed that the  obligation of the Seller to cure such breach or purchase  (or to  substitute  for) such  Mortgage  Loan as to which such a breach has occurred and is continuing  shall  constitute the sole remedy  respecting such breach  available to the
Purchaser or the Trustee on behalf of the Certificateholders.

SECTION 8.     Notices.  All  demands,  notices  and  communications  hereunder  shall  be  in writing and shall be deemed to have been duly given when deposited,  postage  prepaid,  in the
United States mail, if mailed by registered or certified mail,  return receipt  requested,  or when  received,  if  delivered by private  courier to another  party,  at the related  address shown on the first page  hereof,  or such other  address as may  hereafter be furnished to the parties by like notice.

SECTION 9.     Severability   of  Provisions.   Any  provision  of  this  Agreement  which  is
prohibited  or  unenforceable  or is  held to be void  or  unenforceable  in any  jurisdiction shall,  as to  such  jurisdiction,  be  ineffective  to the  extent  of  such  prohibition  or
unenforceability   without   invalidating  the  remaining  provisions  hereof,  and  any  such prohibition  or  unenforceability  in any  jurisdiction  as to any  Mortgage  Loan  shall  not invalidate or render  unenforceable  such provision in any other  jurisdiction.  To the extent permitted by applicable  law, the parties  hereto waive any  provision of law which  prohibits or renders void or unenforceable any provision hereof.

SECTION 10.    Counterparts;  Entire Agreement.  This Agreement may be executed simultaneously in any number of  counterparts.  Each counterpart  shall be deemed to be an original,  and all such  counterparts  shall  constitute  one and the  same  instrument.  This  Agreement  is the entire  agreement  between the parties  relating to the subject  matter hereof and  supersedes any prior agreement or communications between the parties.

SECTION 11.    Place of Delivery and Governing Law. This  Agreement  shall be deemed in effect when  counterparts  hereof have been executed by each of the parties  hereto.  This  Agreement shall  be  deemed  to have  been  made in the  State  of New  York.  This  Agreement  shall be construed  in  accordance  with the laws of the State of New York  State of New York,  without regard to the conflict of law  principles  thereof,  other than Sections  5-1401 and 5-1402 of the New York  General  Obligations  Law,  and the  obligations,  rights  and  remedies  of the parties hereunder shall be determined in accordance with such laws.

SECTION 12.    Successors  and Assigns;  Assignment of Agreement.  This  Agreement  shall bind and inure to the  benefit of and be  enforceable  by the parties  hereto and their  respective successors  and  assigns;  provided  that  this  Agreement  may not be  assigned,  pledged  or hypothecated  by the  Seller  to a third  party  without  the  prior  written  consent  of the
Purchaser.

SECTION 13.    Waivers;  Other  Agreements.  No term or  provision  of this  Agreement  may be waived or modified  unless such waiver or  modification  is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

SECTION 14.    Survival.  The provisions of this Agreement  shall survive the Closing Date and the delivery of the Mortgage  Loans,  and for so long  thereafter as is necessary  (including, subsequent to the  assignment of the Mortgage  Loans) to permit the parties to exercise  their respective rights or perform their respective obligations hereunder.

                                   [Signature Page Follows]

        IN WITNESS WHEREOF,  the Seller and the Purchaser have caused their names to be signed hereto by their  respective  officers  thereunto  duly  authorized  as of the date first above written.

                                                      GMAC MORTGAGE CORPORATION

                                                      By:_____________________________________
                                                      Name:
                                                      Title:
                                                      RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

                                                      By:_____________________________________
                                                      Name:
                                                      Title:

                                          SCHEDULE I

                                    MORTGAGE LOAN SCHEDULE

                          (a copy can be obtained from the Trustee)